UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2010

MTS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Technology Drive
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 937-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

The MTS Systems Corporation (the “Company”) 2010 Annual Report to Shareholders sent to shareholders on or about December 28, 2010 (excluding the Company’s 2010 Annual Report on Form 10-K which is enclosed with the Annual Report to Shareholders and was separately filed with the Commission on November 30, 2010) is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

99.1 – The Company’s 2010 Annual Report to Shareholders (excluding the Company’s 2010 Annual Report on Form 10-K) furnished pursuant to Item 7.01 of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: December 28, 2010	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	The Company’s 2010 Annual Report to Shareholders (excluding the Company’s 2010 Annual Report on Form 10-K) furnished pursuant to Item 7.01 of this Form 8-K.